EXECUTION VERSION

FIFTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This Fifth Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is dated as of August 12, 2016 and effective in accordance with Section 3 below, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation (the “Borrower”), the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders party to the Credit Agreement.
STATEMENT OF PURPOSE:
The Borrower, each Lender from time to time party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of March 27, 2014 (as amended hereby, by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of January 13, 2015, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 20, 2015, that certain Third Amendment to Third Amended and Restated Credit Agreement and Incremental Facility Agreement dated as of June 30, 2015, that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of November 3, 2015, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.    Amendments to Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:
“‘Bail-In Action’ means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”
“‘Bail-In Legislation’ means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”
“‘EEA Financial Institution’ means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

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“‘EEA Member Country’ means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”
“‘EEA Resolution Authority’ means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any credit institution or investment firm established in any EEA Member Country.”
“‘Shoreline Acquisition’ means that certain purchase by NHI-REIT of Seaside, LLC, or its assignee, pursuant to the Shoreline Acquisition Agreement, of a continuing care retirement community consisting of approximately 250 independent and assisted living apartment units and 50 skilled nursing beds located at 88 Notch Hill Road, North Branford, Connecticut, and commonly known as “Evergreen Woods”.”
“‘Shoreline Acquisition Agreement’ means the Purchase Agreement (including all schedules and exhibits thereto), dated as of August 3, 2016, by and among Shoreline Life Care, LLC and NHI-REIT of Seaside, LLC.”
“‘Shoreline Acquisition Agreement Documents’ means, collectively, the Shoreline Acquisition Agreement and all other material documents entered into by any Loan Party in connection with the Shoreline Acquisition.”
“‘Shoreline Mortgage Lien’ means the Lien pursuant to that certain Open-End Mortgage Deed in favor of Bank of New York Mellon Trust Company, N.A., as Successor Trustee to First Interstate Bank of Des Moines, N.A. in the amount of $70,000,000.00 dated and recorded July 25, 1991, as amended, on Real Property acquired in the Shoreline Acquisition.”
“ ‘Write-Down and Conversion Powers’ means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
(b)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (d) of the definition of “Defaulting Lender” to read as follows:
“(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;”
(c)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Material Facility” to read in its entirety as follows:
“‘Material Facility’ means, as to the Borrower and its Subsidiaries, (a) the Prudential Note Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; (b) the AIG Purchase Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof and (c) any other agreement or series of related agreements creating, evidencing or governing Indebtedness in an aggregate principal amount of $50,000,000 or more incurred

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after the First Amendment Date by the Borrower or any of its Subsidiaries pursuant to Section 7.3(b) or Section 7.3(i); provided that “Material Facility” shall exclude (i) Indebtedness incurred after the First Amendment Date owed to the U.S. Department of Housing and Urban Development (“HUD”), Fannie Mae or a HUD or Fannie Mae qualified lender, in each case, of a type similar to the Indebtedness listed as items 1, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 on Schedule 10.3 of the Prudential Note Purchase Agreement and (ii) the Indebtedness in respect of the Shoreline Mortgage Lien.”
(d)    Section 4.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:
“No Loan Party nor any Subsidiary thereof is an EEA Financial Institution.”
(e)    Section 7.2(f) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“(f) Investments by the Borrower or any Subsidiary in any Health Care Facilities (including, for the avoidance of doubt, investments in any Excluded Subsidiary that owns or operates Health Care Facilities as its primary business); provided that, prior to and after giving effect to any such Investment and any Indebtedness incurred in connection therewith, (i) no Default will exist and (ii) the Borrower shall be in compliance, on a Pro Forma Basis, with each financial covenant contained in Section 6.12 hereof; provided further that, prior to the consummation of any such Investment involving aggregate consideration with respect thereto in excess of $25,000,000, the Borrower shall deliver to the Administrative Agent a certification, together with financial and other information in detail reasonably requested by the Administrative Agent, (A) certifying that no Default will exist and (B) demonstrating such compliance;
(f)    Article X of the Credit Agreement is hereby amended by adding a new Section 10.26 to read in its entirety as follows:
“SECTION 10.26    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

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(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”
3.    Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date of such satisfaction, the “Fifth Amendment Effective Date”):
(a)    Executed Amendment. This Amendment shall have been duly authorized, executed and delivered to the Administrative Agent by the Borrower and the Consenting Lenders constituting the Required Lenders.
(b)    No Default or Event of Default. No Default or Event of Default shall exist under the Credit Agreement or any other Loan Document as of the Fifth Amendment Effective Date or would result after giving effect to the transactions contemplated by this Amendment.
(c)    Prudential Amendment. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a fully-executed copy of an amendment to the Prudential Note Purchase Agreement with respect to the transactions contemplated by this Amendment, certified as true, correct and complete as of Fifth Amendment Effective Date by a Responsible Officer of the Borrower.
(d)    AIG Amendment. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a fully-executed copy of an amendment to the AIG Purchase Agreement with respect to the transactions contemplated by this Amendment, certified as true, correct and complete as of Fifth Amendment Effective Date by a Responsible Officer of the Borrower.
(e)    Shoreline Acquisition Agreement Documents. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, fully executed copies of the Shoreline Acquisition Agreement Documents, certified as true, correct and complete as of the Fifth Amendment Effective Date by a Responsible Officer of the Borrower.
(f)    Other Documents. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Amendment.
4.    Effect of this Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, consent to, or modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, consent to, or modification or amendment of, any other term or condition of any other agreement by and among the parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

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5.    Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
(a)    each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;
(b)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(c)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by an duly authorized officer of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
6.    Governing Law. THIS     AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
8.    Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation

By:     /s/Eric Mendelsohn
Name:    Eric Mendelsohn
Title:    President

National Health Investors, Inc.
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ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Issuing Bank, and Lender
By:     /s/Darin Mullis
Name:    Darin Mullis
Title:    Director

National Health Investors, Inc.
Fifth Amendment
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BANK OF AMERICA, N.A., as Lender

By:     /s/H. Hope Walker
Name:     H. Hope Walker
Title:     VP

National Health Investors, Inc.
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JPMORGAN CHASE BANK, N.A., as Lender

By:     /s/Chiara Carter
Name:     Chiara Carter
Title:     Executive Director

National Health Investors, Inc.
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BANK OF MONTREAL, as Lender

By:     /s/Lloyd Baron
Name:     Lloyd Baron
Title:     Director

National Health Investors, Inc.
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KEYBANK NATIONAL ASSOCIATION, as Lender

By:     /s/Laura Conway
Name:     Laura Conway
Title:     Senior Vice President

National Health Investors, Inc.
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REGIONS BANK, as Lender

By:     /s/Steven W. Mitchell
Name:     Steven W. Mitchell
Title:     Senior Vice President

National Health Investors, Inc.
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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:     /s/Alicia Cook
Name:     Alicia Cook
Title:     Authorized Signatory

National Health Investors, Inc.
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PINNACLE BANK, as Lender

By:     /s/Allison H. Jones
Name:     Allison H. Jones
Title:     Senior Vice President

National Health Investors, Inc.
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WHITNEY BANK, as Lender

By:     /s/Dwight Seeley
Name:     Dwight Seeley
Title:     Senior Vice President

National Health Investors, Inc.
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STIFEL BANK & TRUST, as Lender

By:     /s/Joseph L. Sooter, Jr.
Name:     Joseph L. Sooter, Jr.
Title:     Senior Vice President

National Health Investors, Inc.
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GOLDMAN SACHS BANK USA, as Lender

By:     /s/Christiana Boscarino
Name:     Christiana Boscarino
Title:     Authorized Signatory

National Health Investors, Inc.
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ROYAL BANK OF CANADA, as Lender

By:     /s/Sheena Lee
Name:     Sheena Lee
Title:     Authorized Signatory

National Health Investors, Inc.
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